Q1 2026 Investor Presentation Exhibit 99.2 April 29, 2026

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance, financial condition, results of operations, investment portfolio or market position, or events constitute forward-looking statements. Such statements are generally identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues”, “projected”, as well as the negative forms of those words or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “seek,” “might,” “may”, as well as the negative forms of those words or similar expressions. Forward- looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new or changes in existing governmental regulations or in the way such regulations are interpreted or enforced; negative developments in the banking industry and increased regulatory scrutiny; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; changes in accounting standards; any failure to comply with applicable laws and regulations, including, but not limited to, the Community Reinvestment Act and fair lending laws, the USA PATRIOT ACT of 2001, the Office of Foreign Asset Control guidelines and requirements, the Bank Secrecy Act, and the related Financial Crimes Enforcement Network and Federal Financial Institutions Examination Council Guidelines and regulations; federal deposit insurance assessment rate increases; lending risks and risks associated with loan portfolio concentrations; a decline in economic conditions that could reduce demand for our products and services and negatively impact the credit quality of loans; credit losses on loans exceeding estimates; potential effects on the U.S. economy resulting from the implementation of governmental policies, including tax regulations and changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs and geopolitical uncertainty; the soundness of other financial institutions; the ability to meet cash flow needs and availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; inability to access funding or to monetize liquid assets; changes in interest rates; interest rate effect on the value of our investment securities; cybersecurity risks, including business disruptions from denial-of-service attacks, network intrusions, business e-mail compromise, and other malicious behavior that could result in the disclosure of confidential information; privacy, information security, and data protection laws, rules, and regulations that affect or limit how we collect and use personal information or otherwise have an adverse effect on us; the potential impairment of our goodwill and other intangible assets; our reliance on third parties that provide key components of our business infrastructure; events that may tarnish our reputation; mainstream and social media contagion; the loss of the services of key members of our management team and directors; our ability to attract and retain qualified employees to operate our business; costs associated with repossessed properties, including potential environmental remediation; the effectiveness of our operational processes, policies and procedures, and internal control over financial reporting; our ability to implement technology-facilitated products and services or be successful in marketing these products and services to our clients; the development and use of artificial intelligence ("AI"); risks related to acquisitions, mergers, strategic partnerships, divestitures, and other transactions; competition from new or existing financial institutions and non-banks; investing in technology; incurrence of significant costs related to mergers and related integration activities; the volatility in the price and trading volume of our common stock; “anti-takeover” provisions in our certificate of incorporation and regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; the possibility that we may fail to realize the anticipated benefits of our stock repurchase program; our common stock not being an insured deposit; the potential dilutive effect of future equity issuances; the subordination of our common stock to our existing and future indebtedness; the effect of global conditions, earthquakes, volcanoes, tsunamis, floods, fires, drought, and other natural catastrophic events; and the impact of climate change and environmental sustainability matters. The foregoing factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission, or SEC, under the Securities Exchange Act of 1934, as amended, under the caption “Risk Factors”. Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward- looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. 2

FIRST INTERSTATE BANCSYSTEM, INC. OVERVIEW Premier community banking institution in growing markets throughout the Midwest and Pacific Northwest Financial Highlights Balance Sheet Capital Assets $26.4 Billion Total RBC3*** 17.07% LHFI1 $14.7 Billion CET14*** 14.30% Deposits $21.9 Billion Leverage*** 9.56% ACL2/LHFI 1.33% TCE to TA ratio5**** 8.63% 1Loans held for investment (LHFI) 3Risk-based capital (RBC) 2Allowance for credit losses (ACL) 4Common equity tier-1 (CET1) 5Tangible common stockholders’ equity (TCE) to tangible assets (TA) ratio Corporate Overview Headquarters Billings, MT Exchange/Listing NASDAQ: FIBK Market Capitalization* $3.3 Billion Annualized Dividend Yield** 5.3% Branch Network***** 273 banking offices Sub Debt Rating Kroll BBB 3 * Calculated using closing stock price of $33.40 as of 03/31/2026 ** Calculated using average closing stock price of $35.76 for the quarter ended 03/31/2026 *** Preliminary estimates - may be subject to change **** Non-GAAP financial measure - See non-GAAP table in appendix for reconciliation ***** Reflects branch network as of April 29, 2026 and excludes 11 Nebraska branches sold to Security First on April 10, 2026. In addition, includes one branch in Iowa and one branch in Oregon expected to close third quarter of 2026.

COMPANY HIGHLIGHTS 4

5 2026 GOALS AND FOCUS AREAS 1. IMPROVE CORE PROFITABILITY Favorable multi-year NII trajectory coupled with operational efficiencies ■ Repricing and reinvestment of maturing fixed rate loans and securities ■ Maintain granular, low-cost deposit base ■ Proactive approach to credit risk management ■ Continued focus on efficiency and branch network optimization ■ Banking organization redesign aligning teams around profitable organic expansion 2. FOCUSED CAPITAL INVESTMENT Allocating capital toward enhancing core franchise and deemphasizing peripheral opportunities ■ Shifting focus toward core geographies with dominant market share and / or strong growth potential ■ Ongoing utilization of buybacks as a disciplined capital management tool 3. OPTIMIZATION OF OUR BALANCE SHEET Continued emphasis on relationship banking ■ Ongoing focus on organic customer acquisition ■ Maintain strong liquidity profile ■ Maintain strong capital ratios while deploying excess capital • 8 consecutive quarters of net interest margin expansion (+4bps in adjusted FTE NIM* since the fourth quarter of 2025) • 1.20% cost of deposits as of March 31, 2026 • 2.41% annualized noninterest expense / average assets for the first quarter of 2026 • Completed the sale of 11 Nebraska branches in the second quarter of 2026 and 12 branches in Arizona and Kansas in the fourth quarter of 2025 • Closed a total of 6 branches in Minnesota, Nebraska and North Dakota in the first quarter of 2026 and announced the pending closure of 2 additional branches in Iowa and Oregon expected to close in the third quarter of 2026. • Since adoption of the $150 million stock repurchase program on August 28, 2025 and the additional authorization of $150.0 million on January 27, 2026, repurchased approximately 6.0 million shares of common stock through March 31, 2026 for a total repurchase of approximately $201.6 million. • Loan-to-deposit ratio of 67% in the first quarter of 2026 • CET1 of 14.30% and Leverage Ratio of 9.56% as of March 31, 2026 * Non-GAAP financial measure – see non-GAAP table in the appendix for reconciliation ** Constitutes estimates and forward-looking statement Relationship-based loan and deposit growth Expand market share in markets with existing density and / or growth potential Optimize branch network through opening, closing and relocating branches Enhance profitability Prudently deploy capital ONGOING FOCUS**

Earnings • Net income of $60.2 million, or $0.61 per share. • Net interest margin (NIM) of 3.41%, an increase of 5 basis points from the fourth quarter of 2025; NIM on a fully taxable equivalent (FTE) basis1 of 3.43%, an increase of 5 basis points from the fourth quarter of 2025; adjusted FTE NIM1 of 3.38%, an increase of 4 basis points from the fourth quarter of 2025. • Efficiency ratio2 of 63.8% for the first quarter of 2026. Balance Sheet • Loans held for investment (LHFI) decreased by $473.2 million from the fourth quarter of 2025 driven by continued amortization of the indirect portfolio for which the Company stopped originating loans during the first quarter of 2025, agricultural loan payoffs, and other loan paydowns and payoffs during the first quarter of 2026. • Total deposits decreased $205.3 million at March 31, 2026 from December 31, 2025 primarily due to decreases in all deposit categories except for savings deposits during the first quarter. Total deposits decreased $849.8 million, or 3.7% from March 31, 2025 with decreases in all deposit categories except for savings deposits primarily driven by the Arizona and Kansas branch sales which consisted of $641.6 million of deposits. • The Company’s balance sheet continues to maintain a strong liquidity position, with a loan/deposit ratio of 67.3% as of March 31, 2026. Asset Quality • Total provision for credit losses was $6.7 million; funded Allowance for Credit Losses coverage of 1.33% of LHFI during the first quarter of 2026 compared to 1.26% from the fourth quarter of 2025. • Net charge-offs (NCOs) were $2.4 million, or an annualized 6 basis points of average loans outstanding during the first quarter of 2026. • Non-performing loans of $155.9 million increased 15.6% from the fourth quarter of 2025, reflecting 1.06% of LHFI as of March 31, 2026 compared to 0.89% of LHFI as of December 31, 2025. Non-performing assets of $162.5 million increased 17.5% from the fourth quarter of 2025 primarily as a result of an increase in non-accrual loans related to a single client relationship. • Criticized loans decreased $18.6 million, or 1.8%, from the fourth quarter of 2025, to $1,033.2 million or 7.0% of LHFI as of March 31, 2026 compared to 6.9% of LHFI as of December 31, 2025. Criticized loans increased $7.1 million, compared to $1,026.1 million as of March 31, 2025. Capital • Quarterly cash dividend of $0.47 per share, for an annualized yield of 5.3% for the first quarter of 2026. • During the first quarter of 2026, the Company repurchased 2.39 million shares of common stock for a total repurchase of approximately $84.0 million, compared to the Company’s repurchase of approximately 3.65 million shares of common stock through December 31, 2025 for a total repurchase of approximately $117.6 million. On January 27, 2026, the board of directors authorized an increase to the repurchase program of an additional $150.0 million, or a total of $300.0 million authorized since its adoption in August of 2025. • CET13 of 14.30% and total RBC3 of 17.07% for the first quarter of 2026. • CET1 decreased 8 basis points primarily as a result of shares repurchased during first quarter, partially offset by lower risk-weighted assets primarily driven by lower loan balances. FIRST QUARTER 2026 HIGHLIGHTS 6 1 Non-GAAP financial measure - See non-GAAP table in appendix for reconciliation 2 The ratio of the bank’s noninterest expense less amortization of intangible assets divided by net interest income plus noninterest income (per FDIC definition) 3 Preliminary estimates - may be subject to change

EARNING ASSET YIELD 7 Fixed and Adjustable Rate Loans* Year Maturing or Repricing Balance*** Roll-Off Coupon 2026 $1,000M 4.2% 2027 $1,630M 4.6 % Total $2,630M 4.5 % Fixed and Adjustable Rate Securities Quarter Total Expected Cash Flow*** Roll-Off Coupon 6/30/2026 $260M 2.7% 9/30/2026 $261M 2.8% 12/31/2026 $267M 2.9% 2027 $1,250M 2.7 % Total $2,038M 2.7 % Average Loans/Average Rate** $17.7 $17.1 $16.4 $15.5 $15.0 5.59% 5.65% 5.68% 5.67% 5.60% Average Loans Average Rate Q125 Q225 Q325 Q425 Q126 • Yields on loans decreased 7 bps compared to the fourth quarter of 2025 and increased 1 bp compared to the first quarter of 2025 • Through 2027 $2.6 billion of fixed and adjustable rate loans at a weighted average rate of 4.5% are expected to mature or reprice*** • Through 2027 $2.0 billion of fixed and adjustable rate securities cashflows are expected at a weighted average rate of 2.7%*** * Calculated using period to date loan balance; reflects pass rated loans ** Calculated using quarter-to-date average loan balance *** Constitute estimates and forward looking statements

DIVERSIFIED LOAN PORTFOLIO Loans Held for Investment Commercial RE, 55% Construction RE, 5% Residential RE, 14% Agriculture RE, 4% Consumer, 4% Commercial, 15% Agriculture, 3% Revolving Commitments ($B) $2.5 $2.5 $2.5 $2.3 $2.3 41.4% 39.3% 39.0% 40.4% 38.9% Unfunded Funded Q125 Q225 Q325 Q425 Q126 8 $14.7B Balances as of March 31, 2026 Loan Highlights: • Loans decreased $473.2 million during the first quarter of 2026 compared to the fourth quarter of 2025 driven by $58.1 million of continued amortization of the indirect portfolio for which the company stopped originating loans during the first quarter of 2025, agricultural loan payoffs, and other loan paydowns and payoffs during the first quarter of 2026. • Commercial real estate balances are 33.4% owner-occupied as of the first quarter of 2026. • Diversified geographic loan portfolio with largest state concentration of 20%

COMMERCIAL REAL ESTATE AND CONSTRUCTION PORTFOLIOS Property Type Multifamily, 23% Medical, 11% Retail, 22% Industrial/Warehouse, 19% Office, 10%Hotel, 10%Land & Development, 2% Other CRE, 1% Residential 1-4 Family, 2% Market Type Metro, 5% Mid-Metro, 7% Non-Metro, 88% 9 Highlights: • $8.7 billion portfolio (59% of total loans), well diversified by property type and geography • Non-owner-occupied portfolio of $5.4 billion (36% of total loans) • $38.9 million of non-accrual loans (0.45% of commercial real estate and construction portfolios) • Montana has the largest state concentration representing 18% of portfolio Balances as of March 31, 2026 Highlights: • Metro defined as property located in Portland, Seattle, and Denver. • Mid-metro defined as Omaha, Des Moines, and Boise. • Non-metro defined as all other areas.

Deposits by S tate** MT, 27% WY, 13% ID, 7% WA, 3% OR, 11%SD, 15% NE**, 9% IA, 9% MO, 1% CO, 4% Other, 1% Mix of Consumer and Business Deposits* 54% 53% 52% 54% 54% 46% 47% 48% 46% 46% Total Consumer Deposits Total Business Deposits Q125 Q225 Q325 Q425 Q126 10 Average Deposit Balances* 28% 28% 28% 28% 28% 34% 35% 35% 35% 36% 13% 12% 12% 12% 12% 25% 25% 25% 25% 24% 1.34% 1.33% 1.35% 1.30% 1.20% Demand Savings Time Non-interest bearing Total Cost of Deposits Q125 Q225 Q325 Q425 Q126 DIVERSE DEPOSIT BASE: BY TYPE OF ACCOUNT * Balances as of March 31, 2026 ** Includes eleven (11) Nebraska branches sold to Security First Bank effective in the second quarter of 2026. Deposit Highlights: • Total deposits decreased $205.3 million at March 31, 2026 from December 31, 2025, primarily due to decreases in all deposit categories except for savings deposits during the first quarter. Total deposits decreased $849.8 million, or 3.7% from March 31, 2025 with decreases in all categories except for savings deposits primarily driven by the Arizona and Kansas branch sales during the fourth quarter of 2025 which consisted of $641.6 million of deposits. • Total deposit costs declined 10 basis points from the prior quarter.

CAPITAL AND LIQUIDITY

Liquid and flexible balance sheet with strong capital position


LHFI to Deposit Ratio
76.4%
72.3%
70.1%
68.8%
67.3%
1Q25
2Q25
3Q25
4Q25
1Q26


Common Equity (CE) and Tangible Common Stockholders' Equity (TCE) to Tangible Assets (TA)[1]
$32.04
$32.63
$33.17
$34.09
$33.99
$20.67
$21.29
$21.77
$22.40
$22.06
11.89%
12.41%
12.62%
12.94%
12.71%
8.01%
8.47%
8.66%
8.90%
8.63%
1Q25
2Q25
3Q25
4Q25
1Q26
TBVPS
BVPS
TCE to TA Ratio
CE Ratio

[1] Non-GAAP financial measure - See non-GAAP table in appendix for reconciliation
[2] Preliminary estimates - may be subject to change

Capital and Liquidity Highlights:

- Annualized dividend yield of 5.3% based on an average share price of $35.76 for the first quarter of 2026.
- Tangible book value per share (TBVPS)[1] decreased during the first quarter. The change in stockholders' equity was driven by an increase to the unrealized losses on available-for-sale securities through other comprehensive income, cash dividends paid, stock repurchases of vested restricted shares tendered to satisfy tax withholding obligations, and stock repurchases as part of the stock repurchase program, partially offset by the retention of retained earnings and a reduction in shares outstanding from stock repurchases. For the first quarter of 2026, the AOCI mark is equal to $1.98 of book value per share (BVPS).
- Repurchased approximately 2.4 million shares of common stock at a weighted average price of $35.09 per share during the first quarter of 2026 through our stock repurchase program.


Total Risk-Based Capital Ratios
14.93%
16.49%
16.62%
17.06%
17.07%
2.40%
3.06%
2.72%
2.68%
2.76%
12.53%
13.43%
13.90%
14.38%
14.30%
1Q25
2Q25
3Q25
4Q25
1Q26[2]
CET1
Total RBC

11

ACL Highlights: • Funded ACL increased to 1.33% of loans from 1.26% in the prior quarter. • Net charge-offs were $2.4 million which represented 6 basis points of average loans during the first quarter of 2026. ALLOWANCE FOR CREDIT LOSSES (ACL) ACL ($MM) and Funded ACL/LHFI Ratio $220.4 $214.4 $212.1 $197.3 $201.6$215.3 $209.6 $205.8 $191.4 $195.8 5.1 4.8 6.3 5.9 5.8 1.24% 1.28% 1.30% 1.26% 1.33% Funded ACL Unfunded ACL Funded ACL % of LHFI 1Q25 2Q25 3Q25 4Q25 1Q26 12 ACL Roll-forward ($MM) Funded Unfunded Investments Total ACL 12/31/25 $191.4 $5.9 $0.5 $197.8 ACL Provision (Reversal) 6.8 (0.1) — 6.7 Net Charge-offs 2.4 — — 2.4 ACL 3/31/26 $195.8 $5.8 $0.5 $202.1

Asset Quality Highlights: • Net charge-offs totaled $2.4 million, or 6 basis points of average loans, during the first quarter of 2026. • Total non-performing loans (NPLs) increased by $21.0 million, or 15.6% during the first quarter of 2026 compared to the fourth quarter of 2025 driven primarily by an increase in non-accrual loans related to a single client relationship comprised of $20.2 million in commercial and commercial real estate non-accrual loans. • Total criticized loans decreased $18.6 million during the first quarter of 2026 compared to the fourth quarter of 2025. ASSET QUALITY AND RESERVE TRENDS Net Charge-offs ($MM) and Net Charge-Offs Ratio $9.0 $5.8 $2.3 $22.1 $2.4 0.21% 0.14% 0.06% 0.56% 0.06% Net Charge-offs % of Average Loans 1Q25 2Q25 3Q25 4Q25 1Q26 Total non-performing loans ($MM) and ACL/NPL Ratios $194.9 $194.1 $182.2 $134.9 $155.9 110.5% 108.0% 113.0% 141.9% 125.6% NPLs ACL / NPL Ratio 1Q25 2Q25 3Q25 4Q25 1Q26 Total Criticized Loans ($MM) and Criticized Loan Ratio $1,026.1 $1,203.0 $1,164.1 $1,051.8 $1,033.2 5.9% 7.4% 7.4% 6.9% 7.0% Criticized Loans % of Total Loans 1Q25 2Q25 3Q25 4Q25 1Q26 13

Net Interest Income (NII) and Net Interest Margin (NIM) Highlights: • $3.1 million of loan purchase accounting accretion (PAA) for the first quarter of 2026, an increase from $2.6 million in the prior quarter. • Total remaining PAA of $26.7 million as of March 31, 2026 ◦ Scheduled accretion of $5.5 million, $5.2 million, $4.4 million for the remainder of 2026, FY27, and FY28, respectively. • During the first quarter of 2026, FTE NIM1 increased by 5 basis points compared to the prior quarter. • Adjusted FTE NIM1 (which excludes the impact from PAA) increased by 4 basis points during the first quarter of 2026, primarily driven by higher yields on higher average investment security balances and lower interest bearing deposit costs, partially offset by lower loan yields. NET INTEREST INCOME FTE NII¹ ($MM) and FTE NIM¹ $201.9 $204.4 $204.7 $205.1 $198.9 $4.7 $4.2 $3.5 $2.6 $3.1 $206.6² $208.6² $208.2² $207.7² $202.0² 3.22% 3.32% 3.36% 3.38% 3.43% 3.14% 3.26% 3.30% 3.34% 3.38% Adjusted FTE NII¹ Loan PAA FTE NIM¹ Adjusted FTE NIM¹ 1Q25 2Q25 3Q25 4Q25 1Q26 14 1 Non-GAAP financial measure - See non-GAAP table in appendix for reconciliation 2 FTE NII

15 Noninterest Income by Type ¹ Payment Services, 38% Mortgage Banking, 3% Wealth Management, 26% Deposit Service Charges, 16% Other Service Charges & Fees, 5% Other Income, 12% Dollars in millions 1Q25 4Q25 1Q26 Payment services revenues $ 17.1 $ 16.2 $ 15.6 Mortgage banking revenues 1.4 1.1 1.3 Wealth management revenues 9.8 10.7 10.5 Service charges on deposit accounts 6.6 6.5 6.5 Other service charges, commissions and fees 2.3 2.3 2.1 Other income 4.8 69.8 5.1 Total Reported Noninterest Revenue $ 42.0 $ 106.6 $ 41.1 % of Total Revenue 17.0% 34.1% 17.0 % NONINTEREST INCOME 1 Percentages calculated using balances as of March 31, 2026 Other Income Notes: • Q4 2025 results include a $62.7 million gain from the sale of the Arizona and Kansas branches that closed on October 10, 2025. • Q4 2025 results include a $1.4 million gain from the sale of certain equity securities.

NONINTEREST EXPENSE

Dollars in millions

	1Q25	4Q25	1Q26
Salaries and wages	$ 68.6	$ 74.8	$ 68.5
Employee benefits	20.0	18.5	21.2
Occupancy and equipment	18.7	19.6	18.6
Other intangible amortization	3.4	3.4	3.3
Other expenses	49.4	50.4	47.1
Other real estate owned expense, net	0.5	—	(1.1)
Total Reported Noninterest Expense	**$ 160.6**	**$ 166.7**	**$ 157.6**



Noninterest Expense ($MM) and Efficiency Ratio
160.6
155.1
157.9
166.7
157.6
63.6%
61.1%
61.7%
52.2%
63.8%
1Q25
2Q25
3Q25
4Q25
1Q26
Total Non-interest Expenses
Efficiency Ratio [1]

Noninterest Expense Notes:

- Q1 2025 results include $1.4 million of severance expense and a $0.6 million accrual for indirect line of business termination costs.
- Q4 2025 results include $4.2 million in severance expense and $2.3 million in expenses related to branch closures partially offset by a reversal of $1.2 million related to the FDIC special assessment accrual.
- Q1 2026 results include $1.3 million of severance expense.

[1] The ratio of the bank's noninterest expense less amortization of intangible assets divided by net interest income plus noninterest income (per FDIC definition)

16

2026 GUIDANCE SUMMARY* 17 *Preliminary estimates and forward-looking statements - may be subject to change Balance Sheet • Anticipate ending deposits between $22.0-$22.5 billion with normal seasonality • Anticipate ending loans between $14.4-$14.9 billion. Assumes improving production in the second quarter and into the second half of the year, informed by a strong commercial pipeline Net Interest Income • Anticipate full-year reported net interest income between $825-$845 million. Anticipates continued margin expansion throughout 2026 • Outlook assumes no rate cuts Noninterest Income • Anticipate 2026 non-interest income to total $168-$173 million; excluding the impact of anticipated gain-on-sale related to the Nebraska branch transaction Noninterest Expense • Anticipate 2026 non-interest expense to total $630-$643 million. Assumes reinvestment into business including addition of relationship managers and increased advertising expense, as well as normalization in medical insurance expense Tax Rate • Anticipate effective tax rate to be 22.5%-23.5% for full-year 2026 Credit Quality • Continue to anticipate long-term annualized net charge-offs between 20 and 30 basis points

NON-GAAP FINANCIAL MEASURES 18 In addition to results presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, this presentation contains the following non-GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards: (i) tangible common stockholders’ equity; (ii) tangible assets; (iii) tangible book value per common share; (iv) tangible common stockholders’ equity to tangible assets;(v) net interest income on a fully taxable equivalent basis; (vi) adjusted net interest income on a fully taxable equivalent basis; (vii) net interest margin on a fully taxable equivalent basis; and (viii) adjusted net interest margin on a fully taxable equivalent basis. Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible assets are calculated as total assets less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Tangible common stockholders’ equity to tangible assets is calculated as tangible common stockholders’ equity divided by tangible assets. Net interest income on a fully taxable equivalent basis is calculated as net interest income, adjusted to include its fully taxable equivalent interest income. Adjusted net interest income on a fully taxable equivalent basis is calculated as net interest income on a fully taxable equivalent basis less purchase accounting interest accretion on acquired loans. Net interest margin on a fully taxable equivalent basis is calculated as annualized net interest income on a fully taxable equivalent basis divided by average interest earning assets. Adjusted net interest margin on a fully taxable equivalent basis is calculated as annualized adjusted net interest income on a fully taxable equivalent basis divided by average interest earning assets. These non-GAAP financial measures are calculated on the reconciliation pages that follow. These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. The Company adjusts the most directly comparable capital adequacy GAAP financial measures to the non-GAAP financial measures described in subclauses (i) through (iv) above to exclude goodwill and other intangible assets (except mortgage servicing rights), adjusts its GAAP net interest income to include fully taxable equivalent adjustments and further adjusts its net interest income on a fully taxable equivalent basis to exclude purchase accounting interest accretion. Management believes these non-GAAP financial measures, which are intended to complement the capital ratios defined by banking regulators and are intended to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control, are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency depending upon the timing and size of our acquisitions (including the size, complexity and/or volume of past acquisitions, which may drive the magnitude of acquisition related costs, but may not be indicative of the size, complexity and/or volume of future acquisitions or related costs), or they cannot be anticipated or estimated in a particular period (in particular as it relates to unexpected recovery amounts). This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies. See the Non-GAAP Financial Measures tables included below and the textual discussion above for a reconciliation of the above described non-GAAP financial measures to their most directly comparable GAAP financial measures.

1Q25 2Q25 3Q25 4Q25 1Q26 (Dollars in millions) Total common stockholders' equity (GAAP) (A) $ 3,361.3 $ 3,421.8 $ 3,448.7 $ 3,447.0 $ 3,358.5 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,192.4 1,188.9 1,185.5 1,182.2 1,178.9 Tangible common stockholders' equity (Non-GAAP) (B) $ 2,168.9 $ 2,232.9 $ 2,263.2 $ 2,264.8 $ 2,179.6 Total assets (GAAP) $ 28,279.8 $ 27,566.4 $ 27,332.9 $ 26,640.6 $ 26,426.8 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,192.4 1,188.9 1,185.5 1,182.2 1,178.9 Tangible assets (Non-GAAP) (C) $ 27,087.4 $ 26,377.5 $ 26,147.4 $ 25,458.4 $ 25,247.9 Common shares outstanding (L) 104,910 104,874 103,967 101,106 98,820 Book value per common share (GAAP) (A) / (L) $ 32.04 $ 32.63 $ 33.17 $ 34.09 $ 33.99 Tangible book value per common share (Non-GAAP) (B) / (L) 20.67 21.29 21.77 22.40 22.06 Tangible common stockholders' equity to tangible assets (Non-GAAP) (B) / (C) 8.01% 8.47% 8.66% 8.90% 8.63 % NON-GAAP RECONCILIATION 19 * Line items may not sum due to rounding

1Q25 2Q25 3Q25 4Q25 1Q26 (Dollars in millions) Net interest income (A) $ 205.0 $ 207.2 $ 206.8 $ 206.4 $ 200.7 FTE adjustments(1) 1.6 1.4 1.4 1.3 1.3 Net interest income on a FTE basis (Non-GAAP) (B) 206.6 208.6 208.2 207.7 202.0 Less purchase accounting accretion on acquired loans 4.7 4.2 3.5 2.6 3.1 Adjusted net interest income on a FTE basis (Non-GAAP) (C) $ 201.9 $ 204.4 $ 204.7 $ 205.1 $ 198.9 Average interest earning assets (D) $ 26,059.0 $ 25,180.1 $ 24,589.5 $ 24,358.2 $ 23,868.3 Net interest margin (A annualized)/(D) 3.19% 3.30% 3.34% 3.36% 3.41 % Net interest margin (FTE) (Non-GAAP) (B annualized)/(D) 3.22 3.32 3.36 3.38 3.43 Adjusted net interest margin (FTE) (Non-GAAP) (C annualized)/(D) 3.14 3.26 3.30 3.34 3.38 NON-GAAP RECONCILIATION 20 * Line items may not sum due to rounding 1 Management believes net interest income on a FTE basis is useful to investors in evaluating the Company’s performance as a comparison of the returns between a tax-free investment and a taxable alternative. The Company adjusts its net interest income for tax exempt loans and securities to what it would have received on taxable alternatives utilizing a 21.00% tax rate.